UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2010

GREEKTOWN SUPERHOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

555 East Lafayette
Detroit, Michigan 48226
(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

          On July 23, 2010, Greektown Superholdings, Inc.’s (the “Company”) Audit Committee selected and appointed Ernst & Young LLP (“E&Y”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010. E&Y had previously provided accounting and auditing services for Greektown Holdings, L.L.C. and its direct and indirect wholly-owned subsidiaries, which emerged from Chapter 11 bankruptcy on June 30, 2010 and are now subsidiaries of the Company pursuant to the previously disclosed Second Amended Joint Plans of Reorganization of Greektown Holdings, L.L.C. and its direct and indirect wholly-owned subsidiaries.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2010

GREEKTOWN SUPERHOLDINGS, INC.

By:	/s/ Clifford J. Vallier
	Name:	Clifford J. Vallier
	Title:	President, Chief Financial Officer and
Treasurer